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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): MARCH 5, 2008



                           THINKENGINE NETWORKS, INC.
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             (Exact name of registrant as specified in its charter)


          DELAWARE                   1-8496                    20-8058881
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(State or other jurisdiction      (Commission               (I.R.S. Employer
     of incorporation)            File Number)             Identification No.)


              100 NICKERSON ROAD, MARLBOROUGH, MASSACHUSETTS 01752
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          (Address of principal executive offices, including zip code)


                                 (508) 624-7600
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              (Registrant's telephone number, including area code)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 3.01. NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR
STANDARD; TRANSFER OF LISTING.

On March 5, 2008, ThinkEngine Networks, Inc. (the "Company") received a written notice from the American Stock Exchange (the "Exchange") indicating that, notwithstanding the Company's plan to regain listing qualifications compliance, the Exchange intends to strike the Company's common stock from listing on the Exchange by filing a delisting application with the Securities and Exchange Commission.

The Company is below certain of the Exchange's continued listing standards, as set forth in Section 1003 (a) (iii) of the AMEX Company Guide, because as of March 31, 2007 the Company had Stockholders' Equity of less than $6,000,000 and had sustained losses from continuing operations and/or net losses in its five most recent fiscal years; and, as set forth in Section 1003 (a) (ii) of the AMEX Company Guide, because as of June 30, 2007 the Company had Stockholders' Equity of less than $4,000,000 and had sustained losses from continuing operations and/or net losses in three out of its four most recent fiscal years.

The Company has until March 12, 2008 to submit to the Exchange a request for an appeal, although it has made no final determination as to whether it will file an appeal. The Company is also considering alternative listings for its common stock.

On March 7, 2008, the Company issued the press release attached to this Form 8-K as Exhibit 99.1 with respect to the foregoing matters.




ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d)  Exhibits.

     EXHIBIT           DESCRIPTION
     ------------      ---------------------------------------------------------

     99.1              Press Release dated March 7, 2008




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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  THINKENGINE NETWORKS, INC.



Date:   March 7, 2008             By: /s/ John Steinkrauss
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                                      John Steinkrauss
                                      Vice President and Chief Financial Officer



















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